UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A INFORMATION

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

INMUNE BIO INC.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

INMUNE BIO, INC.
225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 1, 2022
10:00 A.M. EASTERN TIME

TO THE STOCKHOLDERS OF INMUNE BIO, INC.:

The annual meeting of stockholders (the “Meeting”) of INmune Bio, Inc. (which we refer to as “INmune” or the “Company”) will be a completely virtual meeting of stockholders.

To participate, vote, or submit questions 15 minutes before and during the Meeting via live webcast, please visit

www.virtualshareholdermeeting.com/INMB2022.
There will not be a physical location for the Meeting.

At the Meeting, the holders of the Company’s outstanding capital stock will act on the following matters:

1.      To elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

2.      To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022

We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

These matters are more fully described in the proxy statement accompanying this notice.

Only holders of the Company’s common stock of record at the close of business on April 12, 2022, are entitled to notice of and to vote at the Meeting. A proxy statement containing important information about the meeting and the matters being voted upon appears on the following pages.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2021 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.inmunebio.com/index.php/en/investors/filings.

If you have any questions or need assistance voting your shares of our common stock, please contact the Company at (858) 964 3720.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ David Moss
David Moss
Secretary

Boca Raton, FL
April 19, 2022

PLEASE NOTE: The Meeting will be held to tabulate the votes cast and to report the results of voting on the items described above. No other business matters are planned for the meeting.

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QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of the Company, may have about the Meeting, the proposals being considered at the Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:     Why am I receiving this proxy statement?

A:     These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Meeting.

Q:     When and where is the Meeting?

A:     This year’s Meeting will be a completely virtual meeting of stockholders. It will be help via live webcast at www.virtualshareholdermeeting.com/INMB2022. on June 1, 2022, starting at 10:00 a.m., Eastern Time.

Q:     How may I attend and participate in the Meeting?

A:     We will be hosting the Meeting live via the internet. There will not be a physical location for Meeting.

Our Board annually considers the appropriate format of our annual meeting. Our virtual annual meeting allows stockholders to submit questions and comments before and during the meeting. After the Meeting, we will spend up to 15 minutes answering stockholder questions.

Our virtual format allows stockholders from around the world to participate and ask questions and for us to give thoughtful responses.

Any stockholder can listen to and participate in the Meeting live via the internet at www.virtualshareholdermeeting.com/INMB2022. Stockholders may begin submitting written questions through the internet portal at 9:30 a.m. (Eastern time) on June 1, 2022, and the webcast of the annual meeting will begin at 10:00 a.m. (Eastern time) that day.

Stockholders may also vote while connected to the Meeting on the internet. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com//INMB2022.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions.

Q:     Who is entitled to vote at the Meeting?

A:     Only stockholders who our records show owned shares of our common stock as of the close of business on April 12, 2022, which is the record date for the Meeting (the “Record Date”), may vote at the Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had 17,945,995 shares of common stock outstanding.

Q:     How are votes counted?

A:     Each share of our common stock entitles its holder to one vote per share.

Q:     What am I being asked to vote on?

A:     You will be voting on the following proposals.

•        A proposal to elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

•        A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Q:     How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement?

A:     Our Board of Directors recommends that you vote “FOR” the election of each of the nominees for director and “FOR” each of the other proposals set forth in the Notice of Annual meeting of Stockholders and the Proxy Statement.

Q:     Do I have dissenters’ rights if I vote against the proposals?

A:     There are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Meeting.

Q:     What do I need to do now?

A:     We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:     What quorum is required for the Meeting?

A:     A quorum will exist at the Meeting if the holders of record of 33 1/3 percent of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists.

Q:     Who will tabulate the votes?

A:     The Company has designated a representative of Broadridge Financial Solutions as the Inspector of Election who will tabulate the votes.

Q:     What vote is required in order for the proposals to be approved?

A:     The following table sets forth the required vote for each proposal:

	Proposal	Required Vote	Page Number (for more details)
1.	Election of 6 directors.	Plurality of votes cast	8
2.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022	Majority of the votes cast	9

Q:     What are broker non-votes?

A:     Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.

Q:     How do I vote my shares if I am a record holder?

A:     If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered stockholders may vote in person at the Meeting, or by sending a personal representative to the Meeting with an appropriate proxy, or by one of the following methods:

•        By Internet.    www.proxyvote.com;

•        By Telephone.    1-800-690-6903

•        By Mail.    If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided;

•        During the Annual Meeting.    Instructions on how to vote while participating in our annual meeting live via the internet are posted at www.virtualshareholdermeeting.com/INMB2022. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m., Eastern Time, on the day before the meeting date. For more information, please see “The Meeting — How to Vote Your Shares” below.

Q:     How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:     If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

Q:    If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:     For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:     What is a proxy?

A:     A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Meeting is called a “proxy statement.” Our Board of Directors has designated Raymond J. Tesi, our Chief Executive Officer and David Moss, our Chief Financial Officer, and each of them, with full power of substitution, as proxies for the Meeting.

Q:     If a stockholder gives a proxy, how are the shares voted?

A:     When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:     What happens if I do not vote or return a proxy?

A:     A quorum will exist at the Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Meeting are present in person or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Meeting.

Q:     What happens if I abstain?

A:     If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

Q:     Can I revoke my proxy or change my vote?

A:     You may change your vote at any time prior to the vote at the Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), (ii) advise our Secretary at our principal executive offices (225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Meeting) or (iv) participating in the Meeting live via the internet and voting again. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by participating in the Meeting live via the internet and voting again.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:     What is “householding”?

A:     We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (858) 964 3720, or send a written request to INmune Bio, 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:     Where can I find the voting results of the Meeting?

A:     The Company intends to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Meeting. All reports the Company files with the SEC are publicly available when filed.

Q:     What if I have questions about lost stock certificates or need to change my mailing address?

A:     You may contact our transfer agent, VStock Transfer, LLC at (212) 828-8436, or by email at info@vstocktransfer.com, if you have lost your stock certificate. You may email VStock Transfer, LLC at info@vstocktransfer.com if you need to change your mailing address

Q:     Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:     If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at INmune Bio, 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, Attention: Secretary.

THE MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board of Directors for use at the Meeting of stockholders to be held on June 1, 2022, or continuation thereof. We began distributing this Proxy Statement, Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials on or about April 19, 2022.

Date, Time and Place

The Meeting of the Company’s stockholders will be held via live webcast at www.virtualshareholdermeeting.com/INMB2022 on June 1, 2022, starting at 10:00 a.m., Eastern Time.

Matters to be Considered

The purpose of the Meeting is for stockholders of the Company to consider and vote on the following proposals.

Proposal No. 1 The Election of Directors	To elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Record Date; Shares Outstanding and Entitled to Vote

The close of business on April 12, 2022, has been fixed as the Record Date for determining those Company stockholders entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date for the Meeting, there were 17,945,995 shares of the Company’s common stock, held by 29 holders of record. Each share of the Company’s common stock entitles its holder to one vote at the Meeting on all matters properly presented at the Meeting.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist at the Meeting if shares of 331/3 percent of the capital stock issued and outstanding and entitled to vote thereat, are represented in person or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes do not count for voting purposes, but are considered “present” at the meeting for purposes of determining whether a quorum exists.

Vote Required

Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy.

Ratification of our independent registered public accounting firm and approval of the Say-on-Pay Proposal requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposals, and therefore will not affect the vote outcome. Failure of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the votes for such items, although such failure may contribute to a quorum not being present at such meeting. Broker non-votes will have no effect on the outcome of the votes for all proposals except for the ratification of the appointment of our independent registered public accounting firm, for which we do not expect any broker non-votes.

Recommendations of our Board of Directors

The Board of Directors also recommends that you vote “FOR” the election of each of the nominees for director “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Common Stock Ownership of Directors and Executive Officers

As of the Record Date, our directors and executive officers held an aggregate of approximately 24% of the shares of the Company’s common stock entitled to vote at the Meeting.

How to Vote Your Shares

Stockholders of record may submit a proxy via the Internet, by telephone or by mail, or they may vote by participating in the Meeting and voting live via the internet .

•        Submitting a Proxy via the Internet:    You may vote by proxy via the Internet by following the instructions provided in the notice.

•        Submitting a Proxy by Telephone:    If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•        Submitting a Proxy by Mail:    If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

•        Participating in the Meeting:    If you are a stockholder of record, you may participate in the Meeting live via the internet and vote via the internet. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the stockholder of record that you must follow for your shares to be voted. Please follow their instructions carefully.

How to Change Your Vote

If you are the stockholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Meeting by:

•        sending a written notice of revocation or a duly executed proxy card, in either case, dated later than the prior proxy card relating to the same shares, to INmune Bio, Inc., 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, Attention: Secretary;

•        submitting a proxy at a later date by telephone or via the Internet, if you have previously voted by telephone or via the Internet in connection with the Meeting; or

•        participating in the Meeting live via the internet and voting again.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee, you may change your vote by:

•        submitting new voting instructions to your broker, bank or other nominee in a timely manner following the voting procedures received from your broker, bank or other nominee; or

•        participating in the Meeting live via the internet and voting, if you have obtained a valid proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares.

Attendance at the Meeting will not, in and of itself, constitute revocation of a proxy. See the section entitled “— How to Vote Your Shares” above for information regarding certain voting deadlines.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Meeting as specified in such proxies. If you provide specific voting instructions, your shares of the Company’s common stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the election of each of the nominees for director and “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Proxies solicited may be voted only at the Meeting and any postponement of the Meeting and will not be used for any other meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Six directors are to be elected at the Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Raymond J. Tesi, MD	66	President and CEO, Director	September 2015
J. Kelly Ganjei	48	Director	September 2016
Tim Schroeder	64	Director	December 2016
Scott Juda, JD	51	Director	March 2018
Edgardo Baracchini, PhD	62	Director	August 2019
Marcia Allen	71	Director	November 2019

Required Stockholder Vote and Recommendation of Our Board of Directors

The directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote via the internet at the Meeting will have no effect on the outcome of the vote on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” EACH OF THE NOMINEES IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year 2022 and has further directed that the selection of Marcum LLP be submitted to a vote of the Company’s stockholders at the Meeting for ratification.

As described below, the stockholder vote is not binding on the Board of Directors. If the appointment of Marcum LLP is not ratified, the Board of Directors will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Marcum LLP is ratified, the Board of Directors may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of Marcum LLP are not expected to attend the Meeting.

Fees

The aggregate fees billed to us by our principal independent public accountant for services rendered for the years ended December 31, 2021 and 2020, are set forth in the table below:

Fee Category	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Audit fees(1)	$195,191	$215,215
Audit-related fees(2)	—	—
Tax fees(3)	21,360	15,000
All other fees(4)	—	—
Total fees	$216,551	$230,215

____________

(1)      Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements. Includes professional services performed for filing of the Company’s registration statement on Form S-1 and for the Company’s equity offerings.

(2)      Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)      Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4)      All other fees consist of fees billed for all other services.

Audit Committee

The Audit Committee, among other things, is responsible for:

•        Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

•        reviewing the internal audit function, including its independence, plans, and budget;

•        approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

•        reviewing our internal controls with the independent auditor, the internal auditor, and management;

•        reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

•        overseeing our financial compliance system; and

•        overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. The Audit Committee consists of Tim Schroeder, Scott Juda and Marcia Allen. Scott Juda is the chairman of the Audit Committee.

Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with Marcum LLP maintaining its independence.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 2.

AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2021, which were audited by Marcum LLP, our independent registered public accounting firm. The Board of Directors discussed with Marcum LLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2021 were compatible with maintaining Marcum LLP’s independence.

The Board of Directors has selected Marcum LLP as our independent auditor for 2022.

Respectfully submitted by the Audit Committee,
Messrs. Schroeder, Juda and Allen

DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of December 31, 2021, together with an overview of their professional experience and expertise.

Name	Age	Position(s) Held	Director Since
Raymond J. Tesi, MD	66	President and CEO, and Director	2015
David J. Moss	51	Chief Financial Officer, Treasurer and Secretary	N/A
Mark Lowdell, PhD	59	Chief Scientific Officer	N/A
J. Kelly Ganjei	48	Director	2016
Tim Schroeder	64	Director	2016
Scott Juda, JD	51	Director	2018
Edgardo Baracchini, PhD	62	Director	2019
Marcia Allen	71	Director	2019

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected. Officers are elected annually and serve at the discretion of the Board of Directors.

Raymond J. Tesi, M.D. has been the Company’s President, Chief Executive Officer and a member of the board of directors of the Company since the formation of the Company in September 2015. Dr. Tesi is currently a board member for Bexion Pharmaceuticals. From November 2011 until May 2015, Dr. Tesi was CEO, President and Acting Chief Medical Officer of FPRT Bio Inc., a development stage biotech formed to develop XPro1595 for the treatment of neurodegenerative disease and other inflammatory diseases. From November 2010 to October 2011, Dr. Tesi was Chief Medical Officer of Adienne SRL, an emerging biotech in Bergamo, Italy focused on products to treat patients with hematologic malignancy. From June 2007 to September 2010, Dr. Tesi was founder, CEO and President of Coronado Biosciences. Dr. Tesi received his MD degree from Washington University School of Medicine in 1982. Dr. Tesi was formerly a licensed physician and Fellow of the American College of Surgery. Dr. Tesi’s significant experience with our licensed technology and his experience as a transplant surgeon, entrepreneur, investor and director of start-up biopharmaceutical companies were instrumental in his selection as a member of the board of directors.

David J. Moss, M.B.A. is a co-founder and has been the Chief Financial Officer since the Company’s formation in September 2015. He also serves as secretary and treasurer and from September 15, 2015 until April 2018, Mr. Moss was also a member of the Company’s board of directors. Mr. Moss is audit committee chair for Qilian International Holding Groups LTD., a director of CareSpan International, Inc. and served as a director and audit committee chair of Xiangtai Food Co from Aug 2019 to Aug 2020 and was a director of Pegasi Energy Resources Corporation from May 2007 to January 2014 and was a founding investor in Reliant Service Group LLC which sold in 2015 to a leading private equity firm. From 1996 until 2001 he served as Managing Partner at a Seattle based venture capital firm, The Phoenix Partners. From November 2010 until October 2011, Mr. Moss was the Chief Executive Officer, sole director and a majority shareholder of Tamandare Explorations Inc. a private specialty pharmaceutical company. In October 2011 Tamandare Explorations engaged in a merger transaction pursuant to with Tonix Pharmaceuticals Holding Corp., which at the time had its common stock listed on the OTC Bulletin Board and is currently listed on Nasdaq Capital Market. In connection with the merger transaction Mr. Moss resigned as Tamandare Explorations Chief Executive Officer and a member of its board of directors. From 2001 until the formation of INmune Bio in 2015, Mr. Moss has invested in healthcare technology companies. Mr. Moss holds an MBA from Rice University and a BA in Economics from the University of California, San Diego.

Mark Lowdell, Ph.D. was a member of the board of directors of the Company from its formation in September 2015 until July 2018 and has been the Company’s Chief Scientific Officer since October 2015. Prof. Lowdell is Professor of Cell and Tissue Therapy at University College London where he has led a translational immunotherapy group and cGMP cell manufacturing facility since 1994. Since February 2009, Prof. Lowdell has also been Director of Cellular Therapy at the Royal Free London NHS Foundation Trust; a post he is now retiring from to focus fully on his role in INmune Bio and the extension of our clinical programs. He received his PhD in clinical immunology from London Hospital Medical College, University of London in 1992 and is a qualified immunopathologist. Prof. Lowdell is a past Vice President and board member of the International Society for Cell & Gene Therapy. His education and significant academic and clinical experience with cellular therapies were instrumental in his selection as Chief Scientific Officer.

Timothy Schroeder has been one of the Company’s directors since December 2016. Timothy Schroeder, Chairman, CEO and Founder of CTI Clinical Trial & Consulting Services (“CTI”), has over 35 years of clinical, academic, and industry experience in global drug and device development programs. CTI, founded in 1999, is a multi-national research firm with associates in North America, Europe, Latin America, Middle East, Africa and Asia-Pacific. The firm has supported more than 150 drug and device approvals, and currently works on behalf of approximately 250 global pharmaceutical and biotechnology companies. Prior to founding CTI, Mr. Schroeder held numerous faculty positions with the University of Cincinnati College of Medicine. He was also the founding Executive Vice President of Clinical Development at SangStat Medical Corporation, which went public in 1995. Mr. Schroeder is currently a board member for over a dozen corporate and non-profit organizations, including Xavier University, which he attended. He also serves on the boards of Bexion Pharmaceuticals, Cincinnati Children’s Hospital Medical Center, Current Biologics, Gravity Diagnostics, Immunarray and Lepton Pharmaceuticals. Mr. Schroeder was named as an EY Entrepreneur of the Year in 2015 and was recognized as Top Leader by the Enquirer Media in 2016. In 2020, he also received the St Xavier Insignis Award, The Xavier University Distinguished Alumnus Award in 2021 and the Mt Saint Joseph University Trustee Award in 2022. Mr. Schroeder has significant clinical trial and drug development experience which is why he was selected as a member of the board of directors.

J. Kelly Ganjei, has been one of the Company’s directors since September 2016. Mr. Ganjei is the CEO and President of AmplifyBio, LLC, a contract research organization focused on helping advanced therapy clients navigate the concept to commercial journey. Mr. Ganjei is the former Chief Executive Officer and Chairman of the Board of Cognate BioServices, a CDMO focused on the cell and gene therapy fields that was recently acquired by Charles River Laboratories International. Mr. Ganjei has nearly 30 years of experience within the life science, venture capital and IT sectors and has lead companies through various stages of development, ranging from the virtual start-up, to mid-cap restart, through the exponential growth through M&A, and into an exit. Prior to joining Cognate, Mr. Ganjei was the principal at an SBA venture capital firm where he was brought on to support deal flow into and out of the fund, with a specific focus on regenerative medicine, immunotherapy and cell therapy investments within the portfolio. While in this role, he helped the venture capital firm exit the SBA program and was the key driver of several other strategic deals for various portfolio companies. Previously, Mr. Ganjei was the CEO and Co-founder of Remegenix, Inc. Prior to Remegenix, Inc., was a Vice President of Business Development at TissueGene, Inc., a cell-mediated gene therapy company, where he helped close several tranches of TissueGene’s Series A and B funding, helped navigate a complex development pathway and was responsible for developing the global informatics infrastructure for the company and its affiliates. Prior to TissueGene, Inc., Mr. Ganjei served as a Product Marketing Manager for LabVantage where he was the key technical sales and marketing lead for LabVantage’s life science software product offering globally and was responsible for the design of all life science product initiatives. Mr. Ganjei has published numerous scientific, peer-reviewed papers and has been an invited guest speaker and presenter at various business forums. Mr. Ganjei received his B.S. in Microbiology from the University of Maryland College Park in 1995 and began his career at NIH in May of the same year. Mr. Ganjei has significant biotechnology operational experience as well as significant pre-clinical, clinical and commercial drug development and manufacturing knowledge which is why he was selected as a member of the board.

Scott Juda, has been one of the Company’s directors since March 2018. He is the Manager and Co-Founder of Fossick Capital, a technology focused hedge fund. From 2012 to 2016, Scott was the Chief Executive Officer and Co-Founder of The Juda Group, Inc., a division of CCM, an institutional capital markets focused broker-dealer. Scott was at SMH Capital from 2002 until 2011, serving as a Managing Director in the Investment Banking Group as well Chief Operating Officer of The Juda Group subsidiary. From 2000 to 2002, Mr. Juda was an institutional sales-trader for Sutro & Co. From 1997 to 2000, Scott practiced corporate and securities law at Buchalter Nemer LLP. Mr. Juda received his bachelor’s degree from the University of Southern California and his juris doctor from the University of Pepperdine School of Law. Mr. Juda is a member of the State Bar of California.

Edgardo (Ed) Baracchini, PhD, MBA, has been one of the Company’s directors since August 2019. He is also a current member of the board of directors of 4D Pharma, PLC a public company traded on both NASDAQ and AIM, and CoImmune, Inc, a privately held company. Most recently Dr. Baracchini was the Chief Business Officer at Imago Biosciences. He was chief business officer of Xencor, Inc., biopharmaceutical company focused on autominnue diseases, asthma and cancer, from 2010 to 2018. From 2002 to 2009, Dr. Baracchini was associated with Metabasis Therapeutics, initially as vice president and later as SVP of business development. He holds over 25 years of experience in structuring and negotiating research and development partnerships, mergers and acquisitions, and licensing agreements. Dr. Baracchini has personally negotiated more than 80 business transactions with multinational and Asian pharmaceutical firms, biotechnology companies, and prominent universities, leading to transactions valued in excess of $5.3 billion, and has significant experience in alliance management, strategic planning, and IR/PR. Additionally, Dr. Baracchini has been a key member of executive teams that have raised over $930 million in private and public financing, and that have successfully completed two IPOs. He received his MBA from the University of California, Irvine, his PhD in molecular and cell biology from the University of Texas at Dallas, and his B.S. in microbiology from the University of Notre Dame.

Marcia Allen has been one of the Company’s directors since November 2019. Ms. Allen is the CEO and founder of Allen & Associates, a global Strategic Advisory and Investment firm. Ms. Allen has a broad financial background, with both corporate and institutional experience. For the past three decades she has been devoted to corporate finance, focused on wealth management, private equity, venture capital and M&A. She has represented all levels of investors and corporate clients for strategic consulting, acquisitions, restructures and divestitures. Her primary focus is to build value through balanced structures and proper timing of financing, growth and divestiture. In this capacity, Ms. Allen has developed and successfully completed many financial transactions through her companies, Allen & Associates, Elite Capital, a California based Venture Capital Firm, and Allen/Brenner, Inc., a wealth and cash management firm focused on the entertainment and media industry. Ms. Allen was a founder and served as Managing Director of The Movie Group, (AMX) the originating company which is today Lionsgate Entertainment (NYSE). Ms. Allen’s began her career as a member of the founding group of Ruby Tuesday, Inc. Upon her departure, she joined Taco Bell, Inc. (NASDAQ) as the Chief Financial Officer; where she structured and facilitated the acquisition of Taco Bell, Inc. by PepsiCo, Inc (NYSE). From PepsiCo, Ms. Allen moved to W.R. Grace & Co. (NYSE) initially she was based in Newport Beach, CA with the Restaurant / Retail Division as CFO, and later in their New York headquarters as a Corporate Development Officer (M&A). Her expertise in the financial world comes from both the operational sector and investment arena, which gives her a unique insight and advantage in financial structuring and operations. Her Advisory clients are quite diverse from the House of Al Thani, the governments of Zambia, Turkey and other developing countries to US hospitality giants Marriott and McDonalds. She is a problem solver and she is known for her “out of the box” strategic plans. She was educated at the University of Tennessee in finance and accounting. She has been a speaker for Forbes, Strategic Research Institute, Inc. magazine, the National Restaurant Association, Los Angeles Venture Association (LAVA). She is active in numerous civic and political organizations. Since 2003 she has been a Member of the Board of Directors of Ark Restaurants (ARKR).

CORPORATE GOVERNANCE

The Company is committed to maintaining strong corporate governance practices that benefit the long-term interests of our Shareholders by providing for effective oversight and management of the Company. The Company’s governance policies, including its Insider Trading Policy, Code of Ethics, and Committee Charters can be found on the Company’s website at http://www.inmunebio.com/.

The Nominating and Corporate Governance Committee regularly reviews the Company’s corporate governance policies, Code of Ethics, and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

The Board has granted Mark Lowdell and David Moss rights to observe board meetings as long as they each own at least 750,000 shares of the Company’s common stock.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officers and principal financial officer, principal accounting officer or controller, or persons performing similar functions and also to other employees. The Company’s Code of Ethics can be found on our website at www.inmunebio.com.

Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s Directors and Executive Officers have not been involved in any of the following events during the past ten years:

1.      any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.      any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.      being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.      being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.      being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.      being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

Our Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.inmunebio.com.

Audit Committee

The Audit Committee, among other things, is responsible for:

•        appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

•        reviewing the internal audit function, including its independence, plans, and budget;

•        approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

•        reviewing our internal controls with the independent auditor, the internal auditor, and management;

•        reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

•        overseeing our financial compliance system; and

•        overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. The Audit Committee consists of Tim Schroeder, Scott Juda and Marcia Allen. Scott Juda is the chairman of the Audit Committee. During 2021, the Audit Committee met 4 times.

Compensation Committee

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of shareholders. The duties and responsibilities of the Compensation Committee under its charter include:

•        Annually reviewing and setting compensation of executive officers;

•        Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors;

•        Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation;

•        Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•        Approving and overseeing incentive compensation and equity-based plans for executive officers that are subject to Board approval;

•        Making recommendations to the Board as to the Company’s compensation philosophy and overseeing the development and implementation of compensation programs;

•        Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors; and

•        Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Compensation Committee consists of Scott Juda, Tim Schroeder, Kelly Ganjei and Edgardo Baracchini. Tim Schroeder is the chairman of the Compensation Committee. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the NASDAQ Stock Market. During 2021, the Compensation Committee met 6 times.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

•        reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;

•        evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;

•        working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;

•        annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;

•        reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Policies and Committee Charters;

•        recommending to the Board individuals to be elected to fill vacancies and newly created directorships;

•        overseeing the Company’s compliance program, including the Code of Conduct; and

•        overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Marcia Allen, Kelly Ganjei and Edgardo Baracchini. Kelly Ganjei is the chairman of the Nominating and Corporate Governance Committee. During 2021, the Nominating and Corporate Governance Committee had 1 meeting.

The table below provides certain highlights of the diversity characteristics of our directors:

Board Diversity Matrix (As of April 19, 2022)
Total Number of Directors – 6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White		5
Two or More Races or Ethnicities
LGBTQ+		1
Did Not Disclose Demographic Background

Board of Director Meetings and Attendance

Our Board of Directors met in person and telephonically 5 times during 2021 and also approved Board resolutions or acted by unanimous written consent 11 times. Each of the then-members of our Board of Directors was present at 75% or more of the meetings of the Board and committees held in 2021.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for the Company’s fiscal years ended December 31, 2021 and 2020 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and the Company’s other most highly compensated executive officers as of December 31, 2021. In this Proxy Statement, we refer to such officers as the Company’s “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option and Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Raymond J. Tesi	2021	$455,000		$2,247,228		$2,702,228
CEO/President/CMO	2020	300,000	—	—	—	300,000
David J. Moss	2021	359,000	25,000	2,247,228	—	2,631,228
CFO	2020	300,000	—	—	—	300,000
Mark Lowdell,	2021	—	—	—	149,478	149,478
CSO	2020	—	—	—	138,204	138,204

____________

(1)      The amounts shown in the “Option and Stock Awards” column represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the Named Executive Officer during 2021 and 2020. ASC 718 fair value amount as of the grant date for stock options generally is spread over the number of months of service required for the grant to vest.

(2)      The fair value of each stock option award is estimated as of the date of grant using the Black-Scholes valuation model. Additional information regarding the assumptions used to estimate the fair value of all stock option awards is included in Note 7 to Consolidated Financial Statements.

Employment Agreements

The Company and David Moss have entered into an employment agreement, beginning January 1, 2021, pursuant to which Mr. Moss is serving as our Chief Financial Officer. Pursuant to the employment agreement, Mr. Moss is paid a salary of $359,000 per annum. Mr. Moss is eligible for an annual discretionary bonus with a target amount of 40% of his then current base salary as determined by the Board of Directors and/or Compensation Committee in its discretion based upon the achievement of corporate and/or individual objectives that are determined in the sole discretion of the Board of Directors. Pursuant to the employment agreement if Mr. Moss is terminated without cause, or if he terminates his employment for good reason, (as those terms are defined in the employment agreement) the Company will be required to pay him the equivalent of 18 months of his base salary in effect as of the separation date.

The Company and Raymond Tesi, MD, have entered into an employment agreement, dated January 1, 2021, pursuant to which Dr. Tesi is serving as the Company’s Chief Executive Officer and President. Pursuant to the employment agreement, Dr. Tesi is paid a salary of $455,000 per annum. Dr. Tesi is eligible for an annual discretionary bonus with a target amount of 50% of his then current base salary as determined by the Board of Directors and/or Compensation Committee in its discretion based upon the achievement of corporate and/or individual objectives that are determined in the sole discretion of the Board of Directors. Pursuant to the employment agreement if Dr. Tesi is terminated without cause, or if he terminates his employment for good reason, (as those terms are defined in the employment agreement) the Company will be required to pay him the equivalent of 18 months of his base salary in effect as of the separation date.

Consulting Agreement

The Company and Mark Lowdell, PhD, have entered into a consulting agreement, dated January 1, 2018, pursuant to which Dr. Lowdell is serving as our Chief Scientific Officer. Dr. Lowdell was paid fees of $149,478 during 2021.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the total outstanding equity awards as of December 31, 2021, for each Named Executive Officer:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Raymond J. Tesi	1/01/2018	400,000	—	—	$7.80	12/31/2027	—	—
	11/25/2019	178,333	91,667	—	3.91	11/25/2029	—	—
	1/19/2021	—	59,337		24.82	1/18/2031
	6/22/2021	—	70,663		17.49	6/21/2031
David J. Moss	1/01/2018	400,000	—	—	7.80	12/31/2027	—	—
	11/25/2019	183,333	91,667	—	3.91	11/25/2029	—	—
	1/19/2021	—	59,337	—	24.82	1/18/2031
	6/22/2021	—	70,663	—	17.49	6/21/2031
Mark Lowdell	1/01/2018	400,000	—	—	7.80	12/31/2027	—	—
	11/25/2019	125,000	55,000	—	3.91	11/25/2029	—	—

DIRECTOR COMPENSATION

The following table sets forth the compensation of our directors for the year ended December 31, 2021, who are not one of our Named Executive Officers:

Name	Year	Fees Earned or Paid in Cash	Stock Awards	Option Awards(a)	All Other Compensation	Total
Tim Schroeder	2021	$20,000	$—	$599,524	$—	$619,524
J. Kelly Ganjei	2021	20,000	—	599,524		619,524
Edgardo Baracchini	2021	20,000	—	599,524	—	619,524
Scott Juda	2021	20,000	—	599,524	—	619,524
Marcia Allen	2021	20,000	—	599,524	—	619,524
David Szymkowski(b)	2021	—	—	—	—	—

____________

(a)      This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules Accounting Standards Codification Topic 718.

(b)      On June 10, 2021 David Szymkowski resigned as a member of the board of directors of the Company. Mr. Szymkowski did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of the transactions and series of similar transactions, since January 1, 2020, that the Company was a participant or will be a participant, in which:

•        transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

•        any of the Company’s directors, executive officers, holders of more than 5% of our capital stock (which are referred to as “5% stockholders”) or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers.

UCL

At December 31, 2021 and 2020, the Company owed UCL Consultants Limited (“UCL”) $10,000 and $34,000, respectively, in connection with medical research performed on behalf of the Company. During the years ended December 31, 2021 and 2020, the Company paid UCL $218,000 and $335,000, respectively, for medical research performed on behalf of the Company. UCL is a wholly owned subsidiary of the University of London. The Company’s Chief Scientific and Manufacturing Officer is a professor at the University of London.

CTI

During the year ended December 31, 2021 and 2020, the Company paid CTI $0 and $127,000, respectively, for medical research performed on behalf of the Company. During the year ended December 31, 2020, the Company recorded a capital contribution of $216,000 for the forgiveness of certain accounts payable due to CTI. During the years ended December 31, 2021 and 2020, the Company paid CTI $38,000 and $25,000, respectively, pursuant to its sublease agreement with CTI.

AmplifyBio

During the year ended December 31, 2021, the Company engaged AmplifyBio to perform certain medical research on behalf of the Company. The CEO of AmplifyBio is on the Board of Directors of the Company. At December 31, 2021, the Company owed AmplifyBio $70,000. No amounts were paid to AmplifyBio during 2021. The Company had no transactions with AmplifyBio during 2020.

Procedures for Approval of Related Party Transactions

Related party transactions are subject to the advance review and approval of the Audit Committee and/or the full Board of Directors, with advice from outside counsel. In its review, the Audit Committee and/or Board is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board of Directors and executive officers.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF INMUNE BIO, INC.

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of April 10, 2022 for:

•        each of the Company’s current directors and executive officers;

•        all of the Company’s current directors and executive officers as a group; and

•        each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as indicated by the footnotes below, the Company believes, based on information furnished to it, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The Company’s calculation of the percentage of beneficial ownership is based on 17,945,995 shares of common stock outstanding as of April 10, 2022. The Company has determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person or persons, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person or persons (and only such person or persons) by reason of these acquisition rights.

Name and Address(1)	Common Stock Owned		Number of Shares Exercisable Within 60 Days		Percentage of Common Stock
Executive Officers and Directors
Raymond J. Tesi	1,514,398		639,769	(2)	11.6%
David J. Moss	1,236,951		644,769	(3)	10.1%
Mark Lowdell	1,496,383		550,000	(4)	11.1%
Tim Schroeder	92,187		209,412	(5)	1.7%
J. Kelly Ganjei	17,793		209,412	(5)	1.3%
Scott Juda, JD	30,000		209,412	(5)	1.3%
Edgardo Baracchini	—		101,412	(6)	*%
Marcia Allen	—		101,412	(6)	*%
Officers and Directors as a group (8 individuals)	4,387,712		2,655,598		34.2%

Beneficial owners of more than 5%
Xencor Inc.	1,885,533	(7)	—		10.5%

____________

*        Less than 1%.

(1)      Except as otherwise indicated, the address of each beneficial owner is INmune Bio Inc., 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432.

(2)      Consists of 639,769 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 10, 2022.

(3)      Consists of 644,769 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 10, 2022.

(4)      Consists of 550,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of after April 10, 2022.

(5)      Consists of 209,412 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 10, 2022.

(6)      Consists of 101,412 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 10, 2022.

(7)      The shares of the Company’s common stock and stock options are held by Xencor, Inc. (111 W. Lemon Avenue, Monrovia, CA 91016).

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (212) 984-1096 or send a written request to INmune Bio, 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, Attention: Secretary. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

The Company’s bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of the annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2023 must have been received by the Company no later than December 28, 2022. If the date of the 2023 annual meeting is moved by more than 30 days before or after the anniversary date of the Meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials for the 2022 annual meeting is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Exchange Act.

Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the 2023 annual meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

A copy of the full text of the Company’s Bylaws may be obtained upon written request to INmune Bio, 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, Attention: Secretary.

OTHER MATTERS

The Board of Directors knows of no other matter before the Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

The Company’s 2021 Annual Report, which includes financial statements, is available, together with this proxy statement, at http://www.inmunebio.com/index.php/en/investors-2/filings. The Annual Report does not form any part of the material for the solicitations of proxies.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ David Moss
David Moss
Secretary

A list of stockholders will be available for inspection by stockholders of record during business hours at the Company’s corporate headquarters at 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, for ten business days prior to the Meeting and will also be available for review at the Meeting.

INMUNE BIO, INC. 225 NE MIZNER BLVD, SUITE 640 BOCA RATON, FL 33432 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 31, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/INMB2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 31, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01) Edgardo Baracchini, PhD 02) J. Kelly Ganjei 03) Scott Juda, JD 04) Tim Schroeder 05) Raymond J. Tesi, MD 06) Marcia Allen The Board of Directors recommends ou vote FOR the following proposal: 2. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com INMUNE BIO, INC. Annual Meeting of Stockholders June 1, 2022, 10:00 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Raymond J. Tesi and David Moss, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of INMUNE BIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/INMB2022 on June 1, 2022 starting at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side